                                                                   Exhibit 10.43

                SETTLEMENT AGREEMENT AND PLAN OF REORGANIZATION


                           DATED AS OF JULY 31, 2001

                                     AMONG

                          PETROCON ENGINEERING, INC.,

                      INDUSTRIAL DATA SYSTEMS CORPORATION,

                             PEI ACQUISITION, INC.

                                      AND

                             EQUUS II INCORPORATED

                 SETTLEMENT AGREEMENT AND PLAN OF REORGANIZATION


       This Settlement Agreement and Plan of Reorganization (this "Agreement") is dated as of July 31, 2001, among Petrocon Engineering, Inc., a Texas corporation ("PEI"), Industrial Data Systems Corporation, a Nevada corporation ("IDS"), PEI Acquisition, Inc., a Texas corporation ("Sub"), and Equus II Incorporated, a Delaware corporation ("Equus").

                                   WITNESSETH

       WHEREAS, the parties to this Agreement (the "Parties") wish to effect a business combination in which (i) the indebtedness owed to Equus by PEI will be renewed, rearranged and extended, (ii) Sub will merge into PEI in a merger (the "Merger") to be consummated in accordance with the Texas Business Corporation Act (the "TBCA") and an Agreement and Plan of Merger among PEI, IDS, Engineering Management, LC, a Texas limited liability company ("LC"), and Sub of even date herewith (the "Plan of Merger"), and (iii) in connection with the Merger, a portion of the indebtedness owed to Equus will be repaid in cash, a portion will be renewed and extended as a term loan, and the remaining balance will be exchanged for shares of Series A Preferred Stock of IDS, $.001 par value per share (the "IDS Preferred Stock");

       WHEREAS, there is now pending in the 136th Judicial District Court of Jefferson County, Texas, a civil action styled Petrocon Engineering, Inc. vs. Gary J. Coury and Rick Berry wherein PEI initially filed claims against Equus but later non-suited such claims (the "Coury/Berry Lawsuit"); and

       WHEREAS, certain disputes exist between Equus and PEI with respect to certain actions taken by Equus in connection with its investment in and loans to PEI;

       WHEREAS, Equus and PEI now desire to settle such claims and exchange mutual releases;

       NOW, THEREFORE, the Parties agree that:


                                    ARTICLE I

                                   DEFINITIONS

       1.1    Definitions.  In this Agreement:
              -----------

              "Affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another person or entity, with the term "control" meaning for purposes of this definition, the power to direct the management and policies of a person or entity, directly or indirectly, whether through the ownership of voting securities or partnership or other ownership interests, or by contract or otherwise.

              "Alliance" means Alliance 2000, Ltd., a Texas limited partnership.

              "Certificate of Designation" means a Certificate of Designation, Preferences and Rights of the Series A Preferred Stock in the form attached to the Plan of Merger.

              "Closing" has the meaning specified in Section 2.8.

              "Closing Date" has the meaning specified in the Plan of Merger.

              "Conversion Shares" means any shares of IDS Common Stock issued upon the conversion of the IDS Preferred Stock.

              "Coury/Berry Lawsuit" has the meaning specified in the recitals of this Agreement.

              "Effective Time" means the time and date when the Merger becomes effective pursuant to the Plan of Merger.

              "Equus Actions" has the meaning specified in Section 5.1.

              "Equus Agreements" has the meaning specified in Section 5.1.

              "Equus Notes" means the Promissory Note, dated March 9, 1999, from PEI, as maker, payable to Equus in the original principal amount of $4,663,356.16 and the Series B Subordinated Promissory Note, dated March 9, 1999, from PEI, as maker payable to Equus in the original principal amount of $2,659,331.52.

              "Equus Released Parties" has the meaning specified in Section 6.2.

              "Equus Warrant" means the Warrant dated March 9, 1999 to purchase 1,582,571 shares (subject to adjustment as therein provided) of PEI Common Stock issued to Equus by PEI.

              "Escrow Agreements" means the Indemnity Escrow Agreement and the Option Escrow Agreement, together.

              "First Replacement Notes" has the meaning specified in Section
       2.2.

              "Fleet" means Fleet Capital Corporation, a Rhode Island corporation.

              "IDS" has the meaning specified in the preamble of this Agreement.

              "IDS Common Stock" means the common stock of IDS, $.001 par value per share.

              "IDS Preferred Stock" has the meaning specified in the recitals of this Agreement.

              "Indemnity Escrow Agreement" means an Escrow Agreement in the form attached to the Plan of Merger, to be entered into at the Closing among IDS, Sub, Johnny J. Williams, as escrow agent, certain shareholders of PEI and the representative of such PEI shareholders.

              "LC" has the meaning specified in the recitals of this Agreement.

              "Lockup Agreement" means a Lockup Agreement in the form attached to the Plan of Merger to be entered into at the Closing among IDS, Equus and certain shareholders of PEI.

              "Merger Shares" means the aggregate shares of PEI Common Stock to be issued to Equus upon consummation of the Merger in exchange for the shares of PEI Common Stock owned by Equus at the Effective Time.

              "Note Exchange" has the meaning specified in Section 2.2.

              "Note Repayment" has the meaning specified in Section 2.4.

              "OEI" means OEI International, Inc., a Delaware corporation.

              "Option Escrow Agreement" means an Escrow Agreement in the form attached to the Plan of Merger to be entered into at the Closing among IDS, Sub, Johnny J. Williams, as escrow agent, certain shareholders of PEI and the representative of such PEI shareholders.

              "Parties" has the meaning specified in the preamble of this Agreement.

              "PEI" means Petrocon Engineering, Inc., a Texas corporation.

              "PEI Common Stock" means the Common Stock, $.001 par value per share of, PEI.

              "PEI Released Parties" has the meaning specified in Section 6.1.

              "PEI Replacement Notes" means the First Replacement Notes, the Second Replacement Note, and the Remainder Note, together.

              "PEI Shareholder" means any person or entity (other than Gary Coury, Rick Berry, or any relative or affiliate of Gary Coury or Rick Berry) who owned any capital stock of PEI prior to the Closing Date.

              "PEI Shareholders' Agreement" means that certain Shareholders' Agreement dated March 9, 1999 among PEI and some or all of its shareholders.

              "Plan of Merger" has the meaning specified in the recitals to this Agreement.

              "Prior Reorganization Agreement"' means the Agreement and Plan of Reorganization dated as of March 9, 1999, among PEI, certain of its shareholders, OEI and PEI Acquisition, Inc., a Delaware corporation and subsidiary of OEI.

              "Registration Cancellation" has the meaning specified in Section 2.3.

              "Registration Agreement" means that certain Registration Rights Agreement, dated as of March 9, 1999, among PEI and some or all of its shareholders.

              "Remainder Note" has the meaning specified in Section 2.2.

              "SEC" means the United States Securities and Exchange Commission.

              "Second Replacement Note" has the meaning specified in Section
       2.2.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Security Documents" has the meaning specified in subsection 2.5.

              "Significant PEI Shareholder" has the meaning specified in the Plan of Merger.

              "Sub Common Stock" means the common stock of Sub, $.001 par value per share.

              "Subsidiary" of a Party means an Affiliate of that Party more than 50% of the aggregate voting power (or any other voting equity interest in the case of an Affiliate that is not a corporation) of which is beneficially owned by that Party directly or indirectly through one or more other persons or entities.

              "Successor Corporation" means the surviving corporation of the Merger.

              "TBCA" has the meaning specified in the preamble of this Agreement.

              "Transactions" means the Merger, the Note Exchange, the Warrant Cancellation, the Registration Cancellation and the Note Repayment, together.

              "Voting Agreement" means a Voting Agreement in the form attached to the Plan of Merger, to be entered into at the Closing among IDS, Equus, Alliance and certain shareholders of PEI.

              "Warrant Cancellation" has the meaning specified in Section 2.2.


                                   ARTICLE II

                  THE MERGER, NOTE EXCHANGE AND NOTE REPAYMENT

       2.1    The Merger. On or about July 31, 2001, the Plan of Merger was
              ----------
executed and delivered by PEI, IDS, LC and Sub. Subject to satisfaction of the conditions set forth in this Agreement and in the Plan of Merger, at the Effective Time, Sub shall be merged with and into PEI in accordance with the TBCA and the Plan of Merger.


       2.2    Note Exchange. Immediately before the Effective Time, Equus shall
              -------------
surrender and deliver the Equus Notes to PEI, and in renewal, extension and rearrangement of the Equus Notes, PEI shall issue and deliver to Equus:

       (1) two Promissory Notes of PEI each dated the Closing Date and payable to Equus and identical in all respects except that one such Promissory Note shall represent accrued but unpaid interest on the Equus Notes and be in a principal amount equal to $950,000 and the other shall represent a portion of the outstanding principal balance of the Equus Notes and be in a principal amount equal to $1,050,000 (together, the "First Replacement Notes"); and

       (2) a Promissory Note of PEI (the "Second Replacement Note") dated the Closing Date and payable to Equus in a principal amount equal to $3 million.

       (3) a Promissory Note of PEI (the "Remainder Note") dated the Closing Date and payable to Equus in a principal amount equal to the excess of (x) the outstanding principal balance of and all accrued but unpaid interest on the Equus Notes over (y) $5 million.

       The First Replacement Notes, the Second Replacement Note and the Remainder Note shall be in the form of and payable as provided in the Exhibits to the Plan of Merger. The exchange of the Equus Notes for the PEI Replacement Notes as provided in this Section 2.2 is called the "Note Exchange."

       2.3    Warrant and Registration Cancellation. Immediately before the
              -------------------------------------
Effective Time, Equus shall surrender and deliver the Equus Warrant to PEI for cancellation, and the Equus Warrant shall be cancelled (the "Warrant Cancellation"), and PEI and Equus shall cancel and terminate the Registration Agreement (the "Registration Cancellation").

       2.4    Note Repayment. Immediately following the Effective Time:
              --------------

              (1) Successor Corporation shall pay the outstanding principal balance of the First Replacement Notes in full by wire transfer to the following account of Equus designated by Equus:

                     Bank:          Bank of America
                     ABA No.:       111000025
                     Bank Address:  Houston, Texas
                     Account No.:   5772222982

              (2) IDS shall pay the outstanding principal balance of the Remainder Note in full by issuing to Equus 2,500,000 shares of IDS Preferred Stock.

              (3) Equus shall surrender and deliver to PEI the original Equus Notes, marked "Paid by Renewal," against PEI's delivery to Equus of the PEI Replacement Notes and shall surrender and deliver to Successor Corporation, the original of the First Replacement Notes and the original of the Remainder Note, marked "Paid in Full".

                     The repayment of the First Replacement Notes and the Remainder Note as provided in this Section 2.4 is called the "Note Repayment".

       2.5    Security Documents and Subordination. At the Effective Time,
              ------------------------------------
Successor Corporation shall assume the obligations of PEI under the Second Replacement Note and immediately following the Effective Time, Equus, IDS and each Subsidiary of IDS, including, without limitation, Successor Corporation and its Subsidiaries, shall execute and deliver the following documents (together, the "Security Documents") to secure the obligations of Successor Corporation under the Second Replacement Note and to subordinate such obligations to the obligations and liabilities of IDS and its Subsidiaries, including Successor Corporation and its Subsidiaries, to Fleet:

              (1) a security agreement covering substantially all of the personal property of IDS and each Subsidiary of IDS including, without limitation, Successor Corporation and its Subsidiaries, substantially in the form attached hereto as Exhibit A;

              (2) a guaranty of the Second Replacement Note, substantially in the form attached hereto as Exhibit B;

              (3) a mortgage substantially in the form attached hereto as Exhibit C covering the real property owned by RPM Engineering, Inc., a Louisiana corporation, and located at 10252 Mayfair Drive, Baton Rouge, Louisiana and 9969 Professional Boulevard, Baton Rouge, Louisiana; and

              (4) a subordination agreement containing terms and conditions mutually agreeable to Equus, IDS, Successor Corporation and Fleet.

       2.6    Voting Agreement, Lockup Agreement and other Significant PEI
              ------------------------------------------------------------
Shareholder Agreements. At, or prior to, the Closing, Equus and IDS shall
----------------------
execute and deliver the Voting Agreement and the Lockup Agreement and Equus shall execute each other document which must be executed by each Significant PEI Shareholder under the terms of the Plan of Merger.

       2.7    Merger Conversion of Shares. As more fully provided in, and
              ---------------------------
subject to the terms and provisions of, the Plan of Merger, each share of PEI Common Stock held by Equus immediately before the Effective Time will, as a result of the Merger, be converted into shares of IDS Common Stock.

       2.8    Escrow Agreements. At the Closing, Equus shall execute and deliver
              -----------------
the Escrow Agreements and contribute its pro rata share of the IDS Common Stock received by Equus as a result of the Merger to the escrow agent for each of the Escrow Agreements.

       2.9    Closing and Effective Time.  The closing of the Transactions (the
              --------------------------
"Closing"') shall take place at the offices of Jenkens & Gilchrist, LLP, 1100 Louisiana Street, Houston, Texas, on the Closing Date. As soon as practicable after the Closing, PEI, Sub and IDS will cause Articles of Merger to be executed and filed with the Secretary of State of Texas as required by the TBCA with respect to the Merger.


                                   ARTICLE III

                      PEI'S REPRESENTATIONS AND WARRANTIES

       PEI represents and warrants to Equus, IDS and Sub that:

       3.1    Organization. PEI is a corporation duly organized, validly
              ------------
existing, and in good standing under the laws of the State of Texas. PEI has the corporate power to conduct its business as now conducted and as proposed to be conducted after the Merger, to enter into and perform its obligations under this Agreement, to issue the PEI Replacement Notes to pay the First Replacement Notes, to enter into the Security Agreements, to consummate the Merger and to take all other action required hereby.

       3.2    Authority of PEI. The execution, delivery, and performance by PEI
              ----------------
of this Agreement, the consummation of the Merger, and the consummation of the Note Exchange have been duly authorized and approved by the Board of Directors of PEI, and except for the approval of the Merger by the shareholders of PEI as contemplated in the Plan of Merger, no other corporate action is required by law or PEI's Restated Articles of Incorporation or bylaws to authorize the execution, delivery and performance by PEI of this Agreement, the consummation of the Merger, or the consummation of the Note Exchange. This Agreement is, and the PEI Replacement Notes will be, valid and binding obligations of PEI enforceable against it in accordance with their terms. PEI's execution and delivery of this Agreement does not, and neither PEI's performance of this Agreement nor its execution, delivery, or performance of the PEI Replacement Notes will, violate, conflict with, or constitute a breach of or default under PEI's Restated Articles of Incorporation or bylaws, or (assuming any required consent of Fleet is obtained) any loan or credit agreement, indenture, mortgage, or deed of trust, to which PEI is a party or by which it or its properties are bound, or violate any order, writ, injunction, or decree of any court, administrative agency, or governmental body.


                                   ARTICLE IV

                  IDS' AND SUB'S REPRESENTATIONS AND WARRANTIES

       4.1 IDS and Sub each, jointly and severally, represent and warrant to Equus and PEI that:

              (a)    Organization of Sub. Sub is a corporation duly organized,
                     -------------------
validly existing, and in good standing under the laws of the State of Texas. Sub has the corporate power to conduct its business as now conducted and as proposed to be conducted after the Merger, to enter into and perform its obligations under this Agreement to consummate the Merger, to pay the First Replacement Notes, to enter into the Security Documents and to take all other action required hereby.

              (b)    Authority of Sub. The execution, delivery, and performance
                     ----------------
by Sub of this Agreement, the consummation of the Merger, the payment of the First Replacement Notes and the execution, delivery and performance of the Security Documents, have been duly authorized and approved by the Board of Directors and shareholders of Sub, and no other corporate action is required by law or Sub's Articles of Incorporation or bylaws to authorize the execution, delivery and performance by Sub of this Agreement or the consummation of the Merger, the payment of the First Replacement Notes and the execution and delivery of the Security Documents. This Agreement is a valid and binding obligation of Sub enforceable against it in accordance with its terms. Sub's execution and delivery of this Agreement does not, and Sub's performance of this Agreement will not, violate, conflict with, or constitute a breach of or default under Sub's Articles of Incorporation or bylaws, or any loan or credit agreement, indenture, mortgage, deed of trust, contract, lease, license, or other contract or agreement to which Sub is a party or by which it or its properties are bound, or violate any order, writ, injunction, or decree of any court, administrative agency, or governmental body.

       4.2    IDS represents and warrants to Equus and PEI that:

              (a)    Organization. IDS is a corporation duly organized, validly
                     ------------
existing, and in good standing under the laws of the State of Nevada. IDS has the corporate power to conduct its business as now conducted and as proposed to be conducted after the Merger, to enter into and perform its obligations under this Agreement, the Voting Agreement and the Escrow Agreements, to issue the IDS Preferred Shares in connection with the Note Repayment, the issuance of the IDS Preferred Shares in connection with the Note Repayment and to take all other action required hereby.

              (b)    Authority of IDS. The execution, delivery, and performance
                     ----------------
by IDS of this Agreement and the consummation of the Merger, have been duly authorized and approved by the Board of Directors of IDS, and except for the approval of the Merger and the Certificate of Designation by the shareholders of IDS as contemplated by the Plan of Merger, no other corporate action is required by law or IDS' Articles of Incorporation or bylaws to authorize the execution, delivery and performance by IDS of this Agreement, the consummation of the Merger or the issuance of the IDS Preferred Shares. This Agreement is a valid and binding obligation of IDS enforceable against it in accordance with its terms. IDS's execution and delivery of this Agreement does not, and IDS's performance of this Agreement will not, violate, conflict with, or constitute a breach of or default under IDS's Articles of Incorporation or bylaws, or any loan or credit agreement, indenture, mortgage, deed of trust, contract, lease, license, or other contract or agreement to which IDS is a party or by which it or its properties are bound, or violate any order, writ, injunction, or decree of any court, administrative agency, or governmental body.

              (c)    IDS Preferred Stock. At the Effective Time, the IDS
                     -------------------
Preferred Stock will be, upon its issuance in accordance with the terms of the Plan of Merger, duly authorized, validly issued, fully paid, and nonassessable. At the Effective Time the Conversion Shares then and thereafter issuable upon conversion of the IDS Preferred Stock will be duly reserved for issuance, and, when issued upon conversion of the IDS Preferred Stock, will be duly authorized, validly issued, fully paid, and nonassessable.


                                    ARTICLE V

                EQUUS' REPRESENTATIONS, WARRANTIES AND AGREEMENTS

       5.1 Equus represents and warrants to, and agrees with, PEI, Sub and IDS that:

       (1)    Organization. Equus is a corporation duly organized, validly
              ------------
existing, and in good standing under the laws of the State of Delaware. Equus has the corporate power to conduct its business as now conducted to enter into and perform its obligations under this Agreement and to take all other action required hereby.

       (2)    Authority of Equus. The execution, delivery, and performance by
              ------------------
Equus of this Agreement, and all other agreements and actions contemplated hereby, including, without limitation, the Security Documents, the Voting Agreement, the Lockup Agreement, the Escrow Agreements and each other document and agreement which Equus, as a Significant PEI Shareholder, is required to execute under the Plan of Merger (together, the "Equus Agreements") and the consummation of the Note Exchange, the Warrant Cancellation, the Registration Cancellation and the Note Repayment (together, the "Equus Actions") have been duly authorized and approved by all requisite corporate action on the part of Equus, and no further action is required by law or Equus' Certificate of Incorporation or bylaws to authorize the execution, delivery and performance by Equus of the Equus Agreements or the consummation of the Equus Actions. This Agreement is a valid and binding obligation of Equus enforceable against it in accordance with its terms. Equus' execution and delivery of the Equus Agreements does not, and Equus' performance of the Equus Agreements will not, violate, conflict with, or constitute a breach of or default under Equus' Certificate of Incorporation or bylaws, or any loan or credit agreement, indenture, mortgage, deed of trust, contract, lease, license or other contract or agreement to which Equus is a party or by which it or its properties are bound, or violate any order, writ, injunction, or decree of any court, administrative agency, or governmental body.

       (3)    Investment Purpose. The PEI Replacement Notes and the IDS
              ------------------
Preferred Shares are being acquired by Equus for investment, for its own account, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Neither the PEI Replacement Notes, the IDS Preferred Shares nor the Conversion Shares may be sold, transferred, or otherwise disposed of without registration under the Securities Act and any applicable state securities laws, except under an exemption from those laws. Notwithstanding such representations, but subject to the Lockup Agreement, IDS agrees to permit a sale or transfer of the Second Replacement Note, the IDS Preferred Shares or the Conversion Shares upon Equus providing IDS satisfactory assurances that the sale or transfer may be made without registration under the Securities Act and related rules and regulations (and all applicable state securities laws and regulations), including without limitation receipt by IDS of an opinion to such effect from counsel, which opinion and counsel shall be reasonably satisfactory to IDS, or compliance by Equus with the requirements of Rule 144(k) or Rule 144A under the Securities Act.

       1.2    Restrictive Legend.
              ------------------

       (1) Equus agrees that all certificates representing the Merger Shares, the IDS Preferred Shares and the Conversion Shares may be inscribed with a legend substantially as follows:

       THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CONTRACTUAL RESTRICTION ON TRANSFER AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT AS SET FORTH IN THAT CERTAIN LOCKUP AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY.

       (2) Equus agrees that all certificates representing the IDS Preferred Shares and the Conversion Shares may be inscribed with a legend substantially as follows:

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH A REGISTRATION UNLESS IDS IS FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IDS TO THE EFFECT THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THOSE LAWS.

       5.1    No Brokers. Equus is not a party to any agreement, understanding,
              ----------
or arrangement, and has not committed any act which might give rise to any valid claim against PEI, Sub, LC, Successor Corporation or IDS for any investment banking fee, finder's fee, brokerage commission, or other like payment in connection with the origin, negotiation, or consummation of the Transactions.

       5.2    Other Agreements of Equus.  Equus agrees that:
              -------------------------

       (1) upon consummation of the Merger, it will execute, and the Merger Shares to be received by Equus, the IDS Preferred Shares to be received by Equus and any Conversion Shares issued to Equus upon any conversion of the IDS Preferred Shares will be subject to, the Lockup Agreement and the Voting Agreement; and

       (2) upon consummation of the Merger it will execute, and the Merger Shares to be received by Equus will be subject to, the Escrow Agreements; and

       (3) Equus agrees to vote its shares of PEI Common Stock for the Merger and for the termination of the PEI Shareholders' Agreement; and

       (4) to the extent the consent of Equus is required under the Prior Reorganization Agreement or otherwise for PEI to consummate the Transactions, Equus hereby gives such consent.

       5.3    No Other Securities. Equus has no rights to acquire any securities
              -------------------
of PEI other than the right to acquire PEI Common Stock pursuant to the Equus Warrant.

       5.4    No Other Equus Debt. Neither PEI nor any of its Subsidiaries has
              -------------------
any indebtedness, obligation or liability to Equus or any of its Affiliates other than the indebtedness and obligations evidenced by the Equus Notes.


                                   ARTICLE VI

                                 MUTUAL RELEASES

       6.1    Equus Release.
              -------------


       (a) Effective upon the Closing, Equus hereby releases, acquits and forever discharges PEI and its predecessors, successors (including Successor Corporation and its Affiliates), subsidiaries, Affiliates, past and present officers, directors, partners, stockholders, trustees, employees, attorneys, accountants, insurers, consultants, agents and servants (collectively, the "PEI
                                                                            ---
Released Parties") from, and waives, any and all claims, demands, liabilities,
----------------
damages, costs, losses, responsibilities, challenges, contests, disputes, causes of action and rights of every nature whatsoever based upon facts existing as of the date hereof (whether sounding in tort, contract, statute or otherwise and expressly including any of the foregoing based on fraud, gross negligence or willful or intentional misconduct on the part of the PEI Released Parties, or any of them), liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that Equus now or hereafter has, owns or holds or has at any time heretofore had, owned or held against the PEI Released Parties, or any of them, under or arising out of or in any way related to any agreement of the parties made prior to the date of this Agreement, including, without limitation, the 1998 Reorganization Agreement, the Prior Reorganization Agreement, the Equus Notes or any agreements, documents, or representations in connection therewith.

       (b) Equus represents and warrants that neither it nor any of its predecessors has heretofore assigned or transferred, or purported to assign or transfer, to any Person whatsoever any of the claims, demands, liabilities, responsibilities, disputes, causes of action or obligations released herein or intended so to be, and agrees to indemnify and hold the PEI Released Parties harmless from any and all liability, damage, cost and expense incurred (including reasonable attorneys' fees) should any Person hereafter claim ownership of, or the right to sue upon, any of said matters.

       (c) Equus acknowledges and agrees that it has read and understands all of the provisions of this Agreement and that it has been represented by legal counsel of its own choosing in connection with the negotiation, execution and delivery of this Agreement.

       (d) Equus does hereby indemnify and hold harmless each and all of the PEI Released Parties from any and all liability, damage, cost and expense incurred (including reasonable attorneys' fees) should any Person assert any claim, demand, action or cause of action of whatsoever nature or character by, through or under Equus with respect to the matters herein released or intended so to be.

       6.2    PEI and Sub Release.
              -------------------

       (a) Effective upon the Closing, each of PEI and Sub hereby releases, acquits and forever discharges Equus and its predecessors, successors, parents, subsidiaries, Affiliates, past and present officers, directors, partners, stockholders, trustees, employees, attorneys, accountants, insurers, consultants, agents and servants (collectively, the "Equus Released Parties")
                                                     ----------------------
from, and waives, any and all claims, demands, liabilities, damages, costs, losses, responsibilities, challenges, contests, disputes, causes of action and rights of every nature whatsoever based upon facts existing as of the date hereof

(whether sounding in tort, contract, statute or otherwise and expressly including any of the foregoing based on fraud, gross negligence or willful or intentional misconduct on the part of the Equus Released Parties, or any of them), liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that either of PEI or Sub now or hereafter has, owns or holds or has at any time heretofore had, owned or held against the Equus Released Parties, or any of them, under or arising out of or in any way related to any agreement of the parties made prior to the date of this Agreement, including, without limitation, the 1998 Reorganization Agreement, the Prior Reorganization Agreement, the Equus Notes, or any agreements, notes, or documents executed in connection therewith.

       (b) Each of PEI and Sub represents and warrants that neither it nor any of its predecessors has heretofore assigned or transferred, or purported to assign or transfer, to any Person whatsoever any of the claims, demands, liabilities, responsibilities, disputes, causes of action or obligations released herein or intended so to be, and agrees, jointly and severally, to indemnify and hold the Equus Released Parties harmless from any and all liability, damage, cost and expense incurred (including reasonable attorneys' fees) should any Person hereafter claim ownership of, or the right to sue upon, any of said matters.

       (c) Each of PEI and Sub acknowledges and agrees that it has read and understands all of the provisions of this Agreement and that it has been represented by legal counsel of its own choosing in connection with the negotiation, execution and delivery of this Agreement.

       (d) Each of PEI and Sub does hereby, jointly and severally, indemnify and hold harmless each and all of the Equus Released Parties from any and all liability, damage, cost and expense incurred (including reasonable attorneys' fees) should any Person (other than Gary Coury or Rick Berry or any relative or affiliate of Gary Coury or Rick Berry) assert any claim, demand, action or cause of action of whatsoever nature or character by, through or under, either of PEI or Sub (including Successor Corporation) with respect to the matters herein released or intended so to be or should any PEI Shareholder assert any claim, demand, action or cause of action of whatsoever nature or character with respect to the matters herein released or intended so to be.


                                   ARTICLE VII

                                MUTUAL CONDITIONS

       The respective obligations of all Parties to consummate the Transactions are subject to the fulfillment of each of the following conditions at or before the Closing:

       7.1    No Adverse Proceedings. No order entered or law promulgate or
              ----------------------
enacted by any governmental authority shall be in effect that would prevent consummation of either of the Transactions, and no proceeding brought by a governmental authority or any other person shall have been commenced and be pending that seeks to restrain, enjoin, prevent or materially delay or restructure any of the Transactions.

       7.2    Shareholder Approval.  The Merger shall have been approved by the
              --------------------
requisite vote of the holders of PEI Common Stock and the requisite vote of the holders of IDS Common Stock as provided in the Plan of Merger.

       7.3    Fleet Consent.  Fleet shall have consented to the Transactions
              -------------
under the Fleet Loan Documents.

                                  ARTICLE VIII

                        CONDITIONS TO OBLIGATIONS OF PEI

       The obligations of PEI, Sub and IDS to consummate the Transactions are subject to the fulfillment of each of the following conditions at or before the
Closing:


       8.1    Representations True at Closing. None of PEI, Sub nor IDS shall
              -------------------------------
have discovered any material error, misstatement, or omission in the representations and warranties made by Equus in Article V; the representations and warranties made by PEI in Article III, the representations and warranties made by Sub and IDS in Article IV and the representations and warranties made by Equus in Article V shall be deemed to have been made again as of the time of the Closing, and shall then be true in all material respects; Equus shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing; and PEI, Sub and IDS shall have received certificates, each dated the Closing Date, of the President or a Vice President of Equus, of the President or Vice President of PEI, and of the President or Vice President of Sub and IDS to the effect set forth in this Section 8.1.

       8.2    Opinion of Equus Counsel.  PEI, IDS and Sub shall have received an
              ------------------------
opinion, dated the Closing Date, of Porter & Hedges, L.L.P., counsel to Equus, reasonably satisfactory to PEI, IDS, Sub and Equus and their respective counsel.

       8.3    Voting Agreement, Lockup Agreement and Escrow Agreements.  Equus
              --------------------------------------------------------
shall have executed the Voting Agreement, the Lockup Agreement and the Escrow Agreements.


                                   ARTICLE IX

                        CONDITIONS TO EQUUS' OBLIGATIONS

       The obligations of Equus to consummate the Transactions are subject to the fulfillment of each of the following conditions at or before the Closing:


       9.1    Representations at Closing. Equus shall not have discovered any
              --------------------------
material error, misstatement, or omission in the representations or warranties made by PEI, Sub or IDS in Articles III and IV; the representations and warranties made by PEI, Sub and IDS in Articles III and IV shall be deemed to have been made again as of the time of Closing, and shall then be true in all material respects; PEI, Sub and IDS shall each have performed and complied with all agreements and conditions required by this Agreement to be performed or complied by it at or before the Closing and Equus shall have received certificates, each dated the Closing Date, of the President or a Vice President of PEI, Sub and IDS, respectively, to the effect set forth in this Section 9.1.

       9.2    Opinion of Counsel. Equus shall have received the opinions
              ------------------
required from Gardere Wynne Sewell LLP, counsel for PEI, and Jenkens & Gilchrist, LLP, counsel for Sub and IDS, under the Plan of Merger and shall have received the right to rely on such opinions with respect to this Agreement, the Agreements to be executed in connection with this Agreement and the actions contemplated by this Agreement.

                                    ARTICLE X

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

       10.1   Survival of Representations and Warranties. Regardless of any
              ------------------------------------------
investigation at any time made by or on behalf of any party to this Agreement, or of any information any party may have, all covenants, agreements, representations, and warranties made in this Agreement shall survive and continue in effect after the Closing.

       10.2   Indemnification by PEI. PEI agrees to indemnify and hold harmless
              ----------------------
Equus, Sub and IDS and their respective successors and assigns from and against any actions, suits, proceedings, claims, demands, judgments, liabilities, losses, damages, or expenses, including court costs and reasonable attorneys' fees associated with the defense of any of the foregoing, which are caused by or arise out of:

              (i) any breach of warranty or inaccurate or erroneous representation made in Article III; or

              (ii) any breach or default in the performance by PEI of any covenant or agreement of PEI contained in this Agreement.

       10.3   Indemnification by Sub and IDS. Sub and IDS agree to indemnify and
              ------------------------------
hold harmless Equus and PEI and their respective successors and assigns from and against any actions, suits, proceedings, claims, demands, judgments, liabilities, losses, damages, or expenses, including court costs and reasonable attorneys' fees associated with the defense of any of the foregoing, which are caused by or arise out of:

              (i) any breach of warranty or inaccurate or erroneous representation made in Article IV; or

              (ii) any breach or default in the performance by Sub or IDS of any covenant or agreement of Sub or IDS contained in this Agreement.

       10.4   Indemnification by Equus. Equus agrees to indemnify and hold
              ------------------------
harmless PEI, Sub and IDS and their respective successors and assigns from and against any actions, suits, proceedings, claims, demands, judgments, liabilities, losses, damages, or expenses, including court costs and reasonable attorneys' fees associated with the defense of any of the foregoing, which are caused by or arise out of:

              (i) any breach of warranty or inaccurate or erroneous representation made in Article V; or

              (ii) any breach or default in the performance by Equus of any covenant or agreement of Equus contained in this Agreement.


                                   ARTICLE XI

                                  MISCELLANEOUS

       11.1   Expenses. Each of the parties to this Agreement shall bear all of
              --------
its own expenses (including attorneys fees and expenses) in connection with negotiation and closing of this Agreement and the transactions contemplated thereby and any subsequent amendment to, waiver or consent under this Agreement; provided that such costs and expenses incurred by Equus (other than expenses [including attorneys fees and expenses] incurred in connection with the Coury/Berry Lawsuit prior to the Effective Time) shall be paid by the Successor Corporation.

       11.2   Notices.  All notices, requests, waivers, consents, and other
              -------
communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered, delivered by courier, or mailed, first class, registered or certified mail, postage prepaid:

                     (i)    if to PEI, to:

                            Petrocon Engineering, Inc.
                            3155 Executive Blvd.
                            Beaumont, Texas 77705
                            Attn:  Mr. Michael L. Burrow

                            with a copy to (which shall
                            not constitute notice):

                            Mr. Gary Clark
                            Gardere Wynne Sewell LLP
                            1601 Elm Street, Suite 3000
                            Dallas, Texas 75201

                     (ii)   if to Sub or IDS, to:

                            Industrial Data Systems Corporation
                            600 Century Plaza Drive, Building 140
                            Houston, Texas 77073-6013
                            Attn:  William A. Caskey

                            With a copy to (which shall
                            not constitute notice):

                            Jenkens & Gilchrist, a Professional Corporation 600 Congress Avenue, Suite 2200
                            Austin, Texas 78701
                            Fax:  512-404-3520
                            Attn:  Kathryn K. Lindauer

                     (iii)  if to Equus, to:

                            c/o Equus Capital Corporation
                            2929 Allen Parkway, 25th Floor
                            Houston, Texas 77019
                            Attn:  Mr. Randy Hale, Vice President

                            with a copy to (which shall
                            not constitute notice):

                            Mr. James Harbison
                            Porter & Hedges, L.L.P.
                            700 Louisiana, 35th Floor
                            Houston, Texas 77002

or at such other address as shall be given in writing by any party to the others. Notices shall be deemed effective when received by their addressees.

       11.3   Assignment. This Agreement may not be assigned by any of the
              ----------
Parties without the consent of the other Parties. Any purported assignment in violation of this Section 11.3 shall be void and vest no rights in the purported assignee.

       11.4   Successors Bound. Subject to Section 11.3, this Agreement shall be
              ----------------
binding upon and inure to the benefit of the parties and their respective successors and assigns.

       11.5   Section Headings. The article and section headings in this
              ----------------
Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated "Article" or "Section" refer to an Article or Section of this Agreement unless otherwise specifically indicated.

       11.6   Amendment. This Agreement may be amended only by a written
              ---------
instrument executed by all the Parties, by or pursuant to action taken by their respective Board of Directors; provided, however, that no such amendment shall
(i) alter or change any provision of this Agreement, the alteration or change of which must be adopted by the holders of capital stock of IDS or PEI under the Articles of Incorporation of IDS or PEI or applicable corporate law, or (ii) alter or change this Section 11.6, unless each such alteration or change is adopted by the holders of shares of capital stock of IDS and PEI as may be required by the Articles of Incorporation of IDS or PEI or applicable corporate law. Prior to the Effective Time, all amendments to this Agreement must be by an instrument in writing signed on behalf of Equus, PEI, Sub and IDS. After the Effective Time, all amendments to this Agreement must be by an instrument in writing signed on behalf of Equus, Successor Corporation and IDS. Any term or provision of this Agreement (other than the requirements for shareholder approvals) may be waived in writing at any time by the party which is, or whose shareholders are, entitled to the benefits thereof.

       11.7   Entire Agreement. This Agreement and its Exhibits constitute the
              ----------------
entire agreement among the Parties concerning the subject matter hereof.

       11.8   Severability. The invalidity or unenforceability of any specific
              ------------
provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

       11.9   Counterparts. This Agreement may be executed in counterparts, each
              ------------
of which shall be deemed an original, but all of which shall constitute the same instrument.

       11.10  Governing Law. This Agreement shall be construed under and
              -------------
governed by the law of Texas without regard to choice of law or conflict of law principles that direct the application of the laws of another state.

       11.11  No Rule of Construction.  All of the parties hereto have been
              -----------------------
represented by counsel in the negotiations and preparation of this Agreement; therefore, this Agreement will be deemed to be drafted by each of the parties hereto, and no rule of construction will be invoked respecting the authorship of this Agreement.

       11.12  Termination. This Agreement may be terminated and the Transactions
              -----------
contemplated hereby shall be abandoned by any party if, for any reason, the Note Exchange and the Merger have not been consummated by September 30, 2001, provided, however, that no party shall be entitled to terminate this Agreement pursuant to this Section 11.12 if such party is in material breach of this Agreement or the Plan of Merger at such time. On termination pursuant to this
Section 11.12, this Agreement shall be of no further force or effect except as to liabilities for misrepresentation, breach or default in connection with any warranty, representation, covenant, duty or obligation given, occurring or arising prior to the date of termination and abandonment.


                            [Signature Page Follows]

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                           PETROCON ENGINEERING, INC.


                                           By:__________________________________
                                                Michael L. Burrow, President


                                           INDUSTRIAL DATA SYSTEMS
                                           CORPORATION


                                           By:__________________________________
                                                William A. Coskey, President


                                           PEI ACQUISITION, INC.


                                           By:__________________________________
                                                William A. Coskey, President


                                           EQUUS II INCORPORATED


                                           By:__________________________________
                                                Randall B. Hale, Vice President

                                List of Exhibits


Exhibit A     Form of Security Agreement
Exhibit B     Form of Guaranty
Exhibit C     Form of Mortgage

                                    EXHIBIT A

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT B

                                FORM OF GUARANTY

                                    EXHIBIT C

                                FORM OF MORTGAGE